SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2009

Savoy Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-151960	26-0429687
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Westheimer, Suite 900, Houston, TX	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 243-8788

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 5.03     Amendments to Articles of Incorporation or Bylaws

Effective June 2, 2009, our board of directors approved a forward split of the Company’s common stock on the basis of four shares for each share issued and outstanding.  The total number of authorized shares has not been changed.

We filed a Certificate of Change with the Nevada Secretary of State to reflect the forward split.

A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with this forward split, as of the open of business on June 3, 2009, the Company has the following new CUSIP number.  The new trading symbol is pending.

New CUSIP Number: 80534P 200

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savoy Energy Corporation

/s/ Arthur Bertagnolli
Arthur Bertagnolli
President, Chief Executive Officer
Date: June 3, 2009